Filed pursuant to Rule 497
File No. 333-169679

FS ENERGY AND POWER FUND

Supplement dated August 30, 2012
to
Prospectus dated June 4, 2012

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated June 4, 2012, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 32 of the Prospectus (as amended by this supplement) before you decide to invest in our common shares.

Risk Factors

This supplement supplements and amends the section of the Prospectus entitled “Risk Factors—Risks Related to Debt Financing—The agreements governing FSEP Term Funding, LLC’s revolving credit facility contain various covenants which, if not complied with, could accelerate repayment under the credit facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and our ability to pay distributions to our shareholders” by deleting all references to the word “revolving” in such section.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Revolving Credit Facility” by deleting the reference to the word “revolving” from the title of such section and from all cross references to such section in the Prospectus.

This supplement further supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Revolving Credit Facility” by adding the following as the last sentence of the first paragraph of such section (dollar amounts are presented in thousands):

On August 28, 2012, FSEP Funding entered into an amendment to the credit facility to increase the aggregate borrowings available under the credit facility by $75,000 to $175,000 on a committed basis.

This supplement further supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Revolving Credit Facility” by replacing the third paragraph of such section in its entirety with the following (dollar amounts are presented in thousands):

Pursuant to the terms of the credit facility, borrowings thereunder may be designated as Tranche A borrowings in an amount up to $50,000 (referred to herein as the Tranche A Commitment), as Tranche B borrowings in an amount up to $50,000(referred to herein as the Tranche B Commitment) or as Tranche C borrowings in an amount up to $75,000 (referred to herein as the Tranche C Commitment).  Pricing under the credit facility is based on LIBOR for an interest period equal to the weighted average LIBOR interest period of eligible securities owned by FSEP Funding, with the Tranche A Commitment bearing interest at the rate of LIBOR + 1.60% per annum and the Tranche B Commitment and Tranche C Commitment bearing interest at the rate of LIBOR + 1.85% per annum.  The Tranche A Commitment and Tranche B Commitment are revolving commitments, and the Tranche C Commitment is a term commitment. Interest is payable quarterly in arrears. Any amounts borrowed under the credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on June 24, 2013.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Contractual Obligations” by adding the following sentence at the end of the footnote under the table in such section (dollar amounts are presented in thousands):

(1)	On August 28, 2012, FSEP Funding entered into a second amendment to the credit facility to increase the aggregate borrowings available under the credit facility by $75,000 to $175,000.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk” by replacing the first sentence of the second paragraph of such section in its entirety with the following (dollar amounts are presented in thousands):

Pursuant to the terms of the $175,000 (which amount was $100,000 prior to August 28, 2012 and $50,000 prior to May 30, 2012) credit facility which FSEP Funding maintains with Deutsche Bank, FSEP Funding borrows at a floating rate based on LIBOR.

Senior Securities

This supplement supplements and amends the section of the Prospectus entitled “Senior Securities—Revolving Credit Facility” by deleting the reference to the word “revolving” from the title of such section.

This supplement further supplements and amends the section of the Prospectus entitled “Senior Securities—Revolving Credit Facility” by adding the following as the last sentence of the first paragraph of such section (dollar amounts are presented in thousands):

On August 28, 2012, FSEP Funding entered into a second amendment to the credit facility to increase the aggregate borrowings available under the credit facility by $75,000 to $175,000 on a committed basis.

This supplement further supplements and amends the section of the Prospectus entitled “Senior Securities—Revolving Credit Facility” by replacing the third paragraph of such section in its entirety with the following (dollar amounts are presented in thousands):

Pursuant to the terms of the credit facility, borrowings thereunder may be designated as Tranche A Commitments in an amount up to $50,000, as Tranche B Commitments in an amount up to $50,000 or as Tranche C Commitments in an amount up to $75,000.  Pricing under the credit facility is based on LIBOR for an interest period equal to the weighted average LIBOR interest period of eligible securities owned by FSEP Funding, with the Tranche A Commitment bearing interest at the rate of LIBOR + 1.60% per annum and the Tranche B Commitment and Tranche C Commitment bearing interest at the rate of LIBOR + 1.85% per annum.  The Tranche A Commitment and Tranche B Commitment are revolving commitments, and the Tranche C Commitment is a term commitment. Interest is payable quarterly in arrears. Any amounts borrowed under the credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on June 24, 2013.